SCHEDULE 14A
                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X] Preliminary Proxy Statement    [ ]   Confidential, for Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))

[ ] Definitive Proxy Statement

[ ] Definitive Additional Materials

[ ] Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                            FLEETCLEAN SYSTEMS, INC.
                            ------------------------
                (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

     [X]   No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
0-11.

     (1)   Title of each class of securities to which transaction applies:

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     (2)   Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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     (4)   Proposed maximum aggregate value of transaction:

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     (5)   Total fee paid:

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     [ ]   Fee paid previously with preliminary materials.

     [ ]   Check box if any part of the fee is offset as provided by Exchange
Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)   Amount Previously Paid:

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     (2)   Form, Schedule or Registration Statement No.:

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     (3)   Filing Party:

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     (4)   Date Filed:

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
PRELIMINARY PROXY MATERIALS

                            FLEETCLEAN SYSTEMS, INC.
                       BOX 727, HIGHWAY 834 EAST .7 MILES
                               HARDIN, TEXAS 77561


PHONE (409) 298-9835                                    FACSIMILE (409) 298-2769


                                   May 3, 2000


Dear Stockholder:

      You are cordially invited to attend our 2000 Annual Meeting of Stockholders of Fleetclean Systems, Inc. to be held on Wednesday, May 31, at 3:00 p.m. at Highway 834 East, .7 mile, Hardin, Texas 77561. We look forward to this opportunity to update you on developments at Fleetclean Systems, Inc.

      We hope you will attend the meeting in person. Whether you expect to be present and regardless of the number of shares you own, please mark, sign and mail the enclosed proxy in the envelope provided. Matters on which action will be taken at the meeting are explained in detail in the notice and proxy statement following this letter.

                                                 Sincerely,



                                                 Kenneth A. Phillips
                                                 President

PRELIMINARY PROXY MATERIALS

                            FLEETCLEAN SYSTEMS, INC.
                       BOX 727, HIGHWAY 834 EAST .7 MILES
                               HARDIN, TEXAS 77561
                                 ------------

                   NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                           TO BE HELD ON MAY 31, 2000


To the Stockholders of Fleetclean Systems, Inc.:

      Notice is hereby given that the Annual Meeting of Stockholders of Fleetclean Systems, Inc., will be held at Highway 834 East, .7 mile, Hardin, Texas 77561, at 3:00 p.m. on Wednesday, May 31, 2000 for the following purposes:

      1. ELECT THREE DIRECTORS. The Board has nominated for re-election Kenneth A. Phillips, Jay G. Phillips, and Richard R. Royall as directors until the next annual meeting.

      2. RATIFY AND APPROVE THE BOARD'S APPOINTMENT OF MCMANUS & CO., P.C. AS THE COMPANY'S INDEPENDENT AUDITORS FOR FISCAL YEAR 2000. McManus & Co., P.C. served in this capacity for fiscal year 1999.

      3. ADOPTION OF 2000 STOCK OPTION PLAN. The Board seeks approval of the 2000 Stock Option Plan.

      4. ADOPTION OF THE AMENDED AND RESTATED ARTICLES OF INCORPORATION. The Board seeks approval to amend and restate the company's articles of incorporation.

      5. To transact such other business as may properly come before the meeting.

      Only stockholders of record at the close of business on April 12, 2000 will be entitled to notice of and to vote at the meeting.

      Stockholders unable to attend the Annual Meeting in person are requested to read the enclosed Proxy Statement and then complete and deposit the proxy together with the power of attorney or other authority, if any, under which it was signed, or a notarized certified copy, with the Company at Box 727, Highway 834 East .7 miles Hardin, Texas 77561, at least 48 hours (excluding Saturdays and Sundays) before the time of the Annual Meeting or with the chairman of the Annual Meeting prior to the commencement of the Annual Meeting.

      Unregistered stockholders who received the proxy through an intermediary must deliver the proxy in accordance with the instructions given by such intermediary.

                                    BY ORDER OF THE BOARD OF DIRECTORS



                                    Kenneth A. Phillips, President
                                    May 3, 2000


THE PROXY STATEMENT WHICH ACCOMPANIES THIS NOTICE OF ANNUAL MEETING OF STOCKHOLDERS CONTAINS MATERIAL INFORMATION CONCERNING THE MATTERS TO BE CONSIDERED AT THE MEETING, AND SHOULD BE READ IN CONJUNCTION WITH THIS NOTICE.

PRELIMINARY PROXY MATERIALS

                            FLEETCLEAN SYSTEMS, INC.
                       BOX 727, HIGHWAY 834 EAST .7 MILES
                               HARDIN, TEXAS 77561

                          (PRINCIPAL EXECUTIVE OFFICE)

                                  ------------

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS

                                   -----------

                                  INTRODUCTION

      This Proxy Statement is being furnished to stockholders in connection with the solicitation of proxies by and on behalf of the Board of Directors of Fleetclean Systems, Inc. for use at the 2000 Annual Meeting of Stockholders ("Meeting") to be held at Highway 834 East, .7 mile, Hardin, Texas 77561, at 3:00 p.m. on Wednesday, May 31, 2000, for the purpose of considering and voting upon the matters set forth in the accompanying Notice of Annual Meeting of Stockholders. This Proxy Statement and the accompanying form of proxy are first being mailed to stockholders on or about May 3, 2000.

      The close of business on April 12, 2000, has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting. As of the record date, there were 12,140,014 shares of the Company's common stock, par value $.001 per share ("Common Stock"), issued and outstanding. Each share of common stock entitles the holder thereof to one vote upon any proposal submitted for a vote at the Meeting, except for election of directors, in which cumulative voting is permitted. The presence, in person or by proxy, of a majority of the outstanding shares of Common Stock on the record date is necessary to constitute a quorum at the Meeting. Abstentions and broker non-votes will be counted towards a quorum. Abstentions will have the same effect as a vote against a proposal.

      Brokers who hold shares in street name for customers are required to vote those shares in accordance with instructions received from the beneficial owners. Broker non-votes will have no effect on any of the proposals.

      All shares represented by properly executed proxies, unless such proxies previously have been revoked, will be voted at the Meeting in accordance with the directions on the proxies.

      If no direction is indicated, the shares will be voted:

      1.    FOR election of all the nominated directors;
      2.    FOR ratification of McManus & Co., P.C. as the Company's auditors;
      3.    FOR ratification of the Company's 2000 Stock Option Plan;
      4.    FOR adoption of the Amended and Restated Articles of Incorporation;
            and
      4. TO transact such other business as may properly come before the meeting.

      The enclosed proxy, even though executed and returned, may be revoked at any time prior to the voting of the proxy by any one of the following methods:

      (a) execution and submission of a revised proxy,
      (b) written notice to the Secretary of the Company, or
      (c) voting in person at the Meeting.

PRELIMINARY PROXY MATERIALS

                                  ANNUAL REPORT

      A copy of the Company's 1999 Annual Report on Form 10-KSB is being mailed with this Proxy Statement. The Annual Report does not form any part of the material for solicitation of proxies.

      The Company will provide, without charge, a copy of any exhibits to the Company's Form 10-KSB, upon written request to Kenneth A. Phillips, at Box 727, Highway 834 East .7 miles Hardin, Texas 77561.


                                   PROPOSAL 1

                              ELECTION OF DIRECTORS

      Pursuant to the Company's By-Laws, the members of the Board of Directors serve for one-year terms. The number of directors constituting the whole Board is currently three and the selected nominees are listed below. Each of the nominees is currently a director of the Company. Unless authority to vote for any nominee is withheld in the proxy, the persons named in the accompanying proxy intend to vote FOR the election of the two nominees for director listed below.

      All nominees have indicated a willingness to serve as directors, but if any of them should decline or be unable to act as a director, the persons named in the proxy will vote for the election of such nominee or nominees as may be recommended by the Board of Directors. Under Texas Corporation Law, each of the nominees must receive a plurality of the votes of shares of Common Stock present in person or by proxy at the meeting to be elected as a director. A plurality means receiving the largest number of votes, regardless of whether that is a majority. Abstentions will be counted as shares present at the meeting. The Company anticipates that the holders of a majority of the outstanding common stock will be present in person or by proxy at the Meeting. Cumulative voting is permitted for the election of directors. Cumulative voting allows a shareholder to cast all of his votes for company directors (determined by multiplying the number of his shares by the number of director positions being filled) for just one director.

      The following biographical information is furnished with respect to each of the nominees. The information includes the individual's present position with the Company, period served as a director, and other business experience during the past five years.

DIRECTORS NOMINATED FOR ELECTION

      KENNETH A. PHILLIPS is the Company's founder and has served as a Director and as President since the Company was founded in 1986.

      JAY G. PHILLIPS has served as Vice-President, Customer Service since May 1998. Mr. Phillips began working for the Company part time while in high school and became a full time customer service representative in January 1994, where he was responsible for the Company's business in the eastern United States, servicing customers from the Statesville, North Carolina warehouse. In June 1995, Mr. Phillips was elected as a Director of the Company. In April 1998, Mr. Phillips assumed his current duties in Texas where he supervises four customer service representatives across the eastern half of the country.

      RICHARD R. ROYALL has served as a Director since June 1996. Mr. Royall has been a partner in the accounting firm of Royall & Fleschler, certified public accountants, for the past twelve years. Since April 1997, Mr. Royall has served as Chief Financial Officer of Eagle Wireless International, Inc.

      During the fiscal year ended December 31, 1999, the Company's Board of Directors held one meeting. No incumbent director attended fewer than 75% of the meetings. The Company has no audit, compensation, or nominating committees.

PRELIMINARY PROXY MATERIALS

COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

      Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors and executive officers, and persons who own beneficially more than ten percent of the common stock of the Company, to file reports of ownership and changes of ownership with the Securities and Exchange Commission. Based solely on the reports received by the Company and on written representations from certain reporting persons, the Company believes that the directors, executive officers, and greater than ten percent beneficial owners have complied with all applicable filing requirements, except for Kenneth A. Phillips who filed an amended Form 3 disclosing certain warrants.

      THE BOARD OF DIRECTORS HAS NOMINATED THE ABOVE-REFERENCED DIRECTORS FOR ELECTION BY THE STOCKHOLDERS AND RECOMMENDS A VOTE FOR SUCH ELECTION. THE ELECTION OF THE DIRECTORS REQUIRES A PLURALITY OF THE VOTES OF THE SHARES OF COMMON STOCK PRESENT IN PERSON OR REPRESENTED BY PROXY AT THE MEETING.

                                   PROPOSAL 2

      RATIFICATION AND APPROVAL OF MCMANUS & CO., P.C. AS THE COMPANY'S
                              INDEPENDENT AUDITORS

      The Board of Directors has approved the engagement of McManus & Co., P.C. as independent auditors for the Company. The Board of Directors wishes to obtain from the stockholders a ratification of the Board's action in appointing McManus & Co., P.C. as independent auditors of the Company.

      In the event the appointment of McManus & Co., P.C. as independent auditors is not ratified by the stockholders, the adverse vote will be considered as a direction to the Board of Directors to select other auditors for the following year.

      Representatives of McManus & Co., P.C. are not expected to be present at the meeting. Representative of McManus & Co., P.C. will be given the opportunity to make a written statement if they desire to do so. Such representatives are also not expected to be available to respond to questions.

      THE BOARD OF DIRECTORS HAS RECOMMENDED THE RATIFICATION OF MCMANUS & CO., P.C. AS INDEPENDENT AUDITORS. SUCH RATIFICATION REQUIRES THE AFFIRMATIVE VOTE OF THE MAJORITY OF OUTSTANDING SHARES OF COMMON STOCK PRESENT AT THE MEETING OR REPRESENTED BY PROXY.

                                   PROPOSAL 3

                     ADOPTION OF THE 2000 STOCK OPTION PLAN

      The 2000 Stock Option Plan was adopted by the Board of Directors in March 2000, subject to shareholder approval. The Plan will allow stock option grants, performance stock awards, restricted stock awards, and stock appreciation rights ("SAR") as determined by the Company's compensation committee. The Board has reserved 5,000,000 shares of common stock for issuance pursuant to the Plan. The purpose of the Plan is to foster and promote the financial success of the Company and increase stockholder value by enabling eligible key employees and others to participate in the long-term growth and financial success of the company. A summary of the Plan is set forth below, and the full text of the Plan is attached hereto as Exhibit "A."

ELIGIBILITY. The Plan is open to key employees (including officers and directors) and consultants of the company and its affiliates ("Eligible Persons").

TRANSFERABILITY.  The grants are not transferable.

PRELIMINARY PROXY MATERIALS

CHANGES IN THE COMPANY'S CAPITAL STRUCTURE. The Plan will not effect the right of the company to authorize adjustments, recapitalizations, reorganizations or other changes in the company's capital structure. In the event of an adjustment, recapitalization or reorganization the award shall be adjusted accordingly. In the event of a merger, consolidation, or liquidation, the Eligible Person will be eligible to receive a like number of shares of stock in the new entity he would have been entitled to if immediately prior to the merger he had exercised his option. The Board may waive any limitations imposed under the Plan so that all options are immediately exercisable. All outstanding options may be cancelled by the Board upon written notice to the Eligible Person and by granting a period in which the options may be exercised.

OPTIONS AND SARS. The company may grant incentive or nonqualified stock options.

OPTION PRICE. Incentive options shall be not less than the greater of (i) 100% of fair market value on the date of grant, or (ii) the aggregate par value of the shares of stock on the date of grant. The compensation committee, at its option, may provide for a price greater than 100% of fair market value. The price for 10% or more stockholders shall be not less than 110% of fair market value.

DURATION. No Option or SAR may be exercisable after the period of 10 years. In the case of 10% or more stockholder no incentive option may be exercisable after the expiration of five years.

AMOUNT EXERCISABLE -INCENTIVE OPTIONS. No option may be exercisable within six months from its date of grant unless a shorter time is designated by the Board. In the event an Eligible Person exercises incentive options during the calendar year whose aggregate fair market value exceeds $100,000, the exercise of options over $100,000 will be considered non qualified stock options.

EXERCISE OF OPTIONS. Options may be exercised by written notice to the compensation committee with:
o Cash, certified check, bank draft, or postal or express money order payable to the order of the Company for an amount equal to the option price of the shares;
o     Stock at its fair market value on the date of exercise;
o An election to make a cashless exercise through a registered broker-dealer (if approved in advance by the compensation committee).
o Any other form of payment which is acceptable to the compensation committee, including with limitation, payment in the form of a promissory note, and specifying the address to which the certificates for the shares are to be mailed.

SARS. SARs may, at the discretion of the compensation committee, be included in each option granted under the Plan to permit the Eligible Person to surrender that option, or a portion of the part which is then exercisable, and receive in exchange an amount equal to the excess of the fair market value, in cash, or partly in cash and partly in shares of stock, as the compensation committee determines. SARs may be exercised only when the fair market value of the stock covered by the option surrendered exceeds the exercise price of the stock. In the event of the surrender of an option, or a portion of it, to exercise the SARs, the shares represented by the option or that part of it which is surrendered, shall not be available for reissuance under the Plan. Each SAR issued in tandem with an option (a) will expire no later than the expiration of the underlying option, (b) may be for no more than 100% of the difference between the exercise price of the underlying option and the fair market value of a share of stock at the time the SAR is exercised, (c) is transferable only when the underlying option is transferable, and under the same conditions, and (d) may be exercised only when the underlying option is eligible to be exercised.

TERMINATION OF OPTIONS OR SARS. Unless expressly provided in the option or SAR agreement, options or SARs shall terminate one day less than three months after an employees severance of employee with the company other than death, disability or retirement.

DEATH. Unless the option or SAR expires sooner, the option or SAR will expire one year after the death of the Eligible Person.
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PRELIMINARY PROXY MATERIALS

DISABILITY. Unless the option or SAR expires sooner, the option or SAR will expire one day less than one year after the disability of the Eligible Person.

RETIREMENT. Unless it is expressly provided otherwise in the option agreement, before the expiration of an incentive option, the employee shall be retired in good standing from the employ of the company under the then established rules of the company, the incentive option shall terminate on the earlier of the options expiration date or one day less than one year after his retirement; provided, if an incentive option is not exercised within specified time limits prescribed by the Internal Revenue Code, it will become a nonqualified option by operation of law. Unless it is expressly provided otherwise in the option agreement, if before the expiration of a nonqualified option, the employee shall be retired in good standing from the employ of the company under the then established rules of the company, the nonqualified option shall terminate on the earlier of the nonqualified option's expiration date or one day less than one year after his retirement. In the event of retirement, the employee shall have the right prior to the termination of the nonqualified option to the extent to which he was entitled to exercise it immediately prior to his retirement, unless it is expressly provided otherwise in the option agreement. Upon retirement, a SAR shall continue to be exercisable for the remainder of the term of the SAR agreement.

RELOAD OPTIONS. The Board or compensation committee shall have the authority (but not an obligation) to include as part of any option agreement a provision entitling the Eligible Person to further option (a "Reload Option") in the event the Eligible Person exercises the option in accordance with the Plan and the terms and conditions of the option agreement. Any such Reload Option (a) shall be for a number of shares equal to the number of shares surrendered as part or all of the exercise price of such option, (b) shall have an expiration date which gave rise to such Reload Option, and (c) shall have an exercise price which is equal to one hundred percent (100%) of the fair exercise of the original option. Notwithstanding the foregoing, a Reload Option which is an incentive option and which is granted to a 10% Stockholder, shall have an exercise price which is equal to one hundred ten percent (110%) of the fair market value of the stock subject to the Reload Option on the date of exercise of the original option and shall have a term which is no longer than five (5) years.

RESTRICTED STOCK AWARDS. The compensation committee may issue shares of stock to an Eligible Person subject to the terms of a restricted stock agreement. The restricted stock may be issued for no payment by the Eligible Person or for a payment below the fair market value on the date of grant. Restricted stock shall be subject to restrictions as to sale, transfer, alienation, pledge or other encumbrance and generally will be subject to vesting over a period of time specified in the restricted stock agreement. The compensation committee shall determine the period of vesting, the number of shares, the price, if any, of stock included in a restricted stock award, and the other terms and provisions which are included in the restricted stock agreement.

AWARD OF PERFORMANCE STOCK The compensation committee may award shares of stock, without any payment for such shares, to designated Eligible Persons if specified performance goals established by the Compensation Committee are Satisfied. The terms and provisions herein relating to these performance based awards are intended to satisfy Section 162(m) of the Code and regulations issued thereunder. The designation of an employee eligible for a specific performance stock award shall be made by the compensation committee in writing prior to the beginning of the period for which the performance is measured (or within such period as permitted by IRS regulations).

AMENDMENT OR TERMINATION OF THE PLAN. The Board may amend, terminate or suspend the Plan at any time, in its sole and absolute discretion; provided, however, that to the extent required to qualify the Plan under Rule 16b-3 promulgated under Section 16 of the Exchange Act, no amendment that would (a) materially increase the number of shares of stock that may be issued under the Plan, (b) materially modify the requirements as to eligibility for the participation in the Plan, or (c) otherwise materially increase the benefits accruing to participants under the Plan, shall be made without the approval of the company's Stockholders; provided further, however, that to the extent required to maintain the status of any incentive option under the Code, no amendment that would (a) change the aggregate number of shares of stock which may be used under incentive options, or (c) decreases the option price for incentive options below the fair market value of the stock at the time it is granted, shall be made without the approval of the Stockholders. Subject to the preceding sentence, the Board shall have the power to make any changes in the Plan and in the regulations and administrative provisions under it or in any

PRELIMINARY PROXY MATERIALS

outstanding incentive option as in the opinion of counsel for the company may be necessary or appropriate from time to time to enable any incentive option granted under this Plan to continue to qualify as an incentive stock option or such other stock option as may be defined under the Code so as to receive preferential federal income tax treatment.

      FEDERAL INCOME TAX CONSEQUENCES. Under present federal income tax laws, awards under the Plan will have the following consequences:

o The grant of an award will not, by itself, result in the recognition of taxable income to the participant nor entitle the Company to a deduction at the time of such grant.

o The exercise of a stock option which is an incentive option within the meaning of Section 422 of the Code will generally not, by itself, result in the recognition of taxable income to the participant nor entitle the Company to a deduction at the time of such exercise. However, a participant must generally include in alternative minimum taxable income the amount by which the fair market value on the date of exercise exceeds the exercise price.
      The basis of the stock for alternative minimum tax purposes is adjusted to reflect the gain realized so that the participant will receive a corresponding deduction for alternative minimum tax purposes in the year the stock is sold. No alternative minimum tax consequences result for the Company.

o If the shares acquired upon exercise of an incentive option are not held for at least one year after transfer of such shares to the participant or two years after the grant of the incentive option, whichever is later (disqualifying disposition), the participant will recognize ordinary income upon the disposition of the shares in an amount equal to excess of fair market value on the date of exercise over the exercise price. However, the amount reportable as compensation is limited to the actual gain realized on the sale in cases where the sales prices is less than the fair market value of the stock on the date of exercise. In addition, where a loss is realized on the sale, no income is reported as compensation. Where the sales price is in excess of the exercise price, the participant will also recognize capital gain or loss in an amount equal to the difference between the sales price and the basis in the stock increased by any income reported as compensation. In cases where the exercise price is in excess of the sales price, the participant will recognize capital loss in an amount equal to the difference between the sales price and the exercise price. Capital gains or losses will be characterized as short-term if the shares were not held for more than one year after the exercise date of the incentive option and as long-term if the shares were held for more than one year after the exercise date of the incentive option.

o Where a disqualifying disposition occurs and the participant recognizes income, the Company will generally be entitled to a corresponding deduction. The Company will not be entitled to a corresponding deduction for any capital gain or loss recognized by the participant.

o If the shares acquired upon exercise of an incentive option are held by the participant for one year after the incentive option is exercised and two years after the incentive option was granted, the participant will recognize a capital gain or loss upon disposition of the shares in an amount equal to the difference between the sale price and the exercise price; such capital gain or loss will be characterized as short-term if the shares were not held for more than one year after the exercise of the incentive option and long-term if the shares were held for more than one year after the exercise of the incentive option. The
      Company will not be entitled to a corresponding deduction for such capital gain or loss.

o The exercise of a non-qualified stock option will result in the recognition of ordinary income by the participant on the date of exercise in an amount equal to the difference between the exercise price and the fair market value on the date of exercise of the option shares acquired pursuant to the stock option.

PRELIMINARY PROXY MATERIALS

o The Company will be allowed a deduction at the time, and in the amount of any ordinary income recognized by the participant upon the exercise of a non-qualified stock option, provided the Company meets its federal withholding tax obligations.

o Upon sale of the shares acquired upon exercise of a non-qualified stock option, any appreciation or depreciation in the value of such shares from the time of exercise will result in the recognition of a capital gain or loss by the participant. Such capital gain or loss will be short-term if the shares were not held by the participant for more than one year after the exercise of the non-qualified stock option and long-term if the participant held the shares for more than one year following exercise of the non-qualified stock option.

AWARDS UNDER THE STOCK OPTION PLAN. At the present time, the Company has not determined if any options under the 2000 Stock Option Plan will be issued to the chief executive officer, any executives, any directors, or any employees. To date, no options have been issued under the Plan.

THE BOARD OF DIRECTORS HAS RECOMMENDED THE ADOPTION OF THE 2000 STOCK OPTION PLAN. SUCH RATIFICATION REQUIRES THE AFFIRMATIVE VOTE OF THE MAJORITY OF OUTSTANDING SHARES OF COMMON STOCK PRESENT AT THE MEETING OR REPRESENTED BY PROXY.


                                   PROPOSAL 4

        ADOPTION OF THE AMENDED AND RESTATED ARTICLES OF INCORPORATION


            In March 2000, the Company's Board of Directors approved amending and restating the Company's Articles of Incorporation, subject to shareholder approval. The amendments to the Articles of Incorporation will: (a) allow the Board of Directors to issue preferred stock, (b) permit the Company to take actions without a meeting and sets forth the persons that may call a special meeting of the shareholders, (c) permits the same level of indemnification as is permitted in the Company's Bylaws, and (d) prevents cumulative voting. A summary of the amended provisions of the Articles of Incorporation are summarized below, and the full text of the Amended and Restated Articles of Incorporation are set forth in Exhibit "B."

PREFERRED STOCK. The Company is requesting the shareholders permit the Board of Directors to issue 5,000,000 million shares of preferred stock, $.01 par value. The Company wants to permit these shares to be issued solely by a resolution of its board of directors. The amendment will permit the Company's board of directors to establish the rights and preferences of the preferred stock by resolution. The Company believes it is in the best interests of the Company to grant the board of directors this discretion, as it will give the board of directors more flexibility in structuring transactions. It is not possible to state the actual effect of the issuance of any shares of preferred stock on the rights of holders of the Common Stock until the Board of Directors determines the specific rights of the holders of the preferred stock. However, these effects might include: (a) restricting dividends on the Common Stock; (b) diluting the voting power of the Common Stock; (c) impairing the liquidation rights of the Common Stock; and (d) delaying or preventing a change in control of the Company without further action by the stockholders. The Company has no present plans to issue any shares of preferred stock.

ACTION WITHOUT A MEETING; SPECIAL MEETINGS. The Company is requesting your vote to amend its Articles of Incorporation to allow it to take any action that would normally require a stockholder's meeting without a meeting, without notice, and without a vote, if it already has consents in writing, setting forth the action so taken, that is signed by the holder or holders of shares having not less than the minimum number of votes that would be necessary to take the action at a meeting at which the holders of all shares entitled to vote on the action were present and voted. The Company believes it is in the best interests of the Company to make this amendment, as it will allow the Company to complete certain votes more rapidly, if required. In addition, the Company is limiting the calling of special meetings to its Board of Directors or a committee thereof, the Chairman of the Board, the President, or by shareholders holding not less than 50% of the votes entitled to the vote at the special meeting. The

PRELIMINARY PROXY MATERIALS

limiting of special meetings to holders of not less than 50% of the votes entitled to vote at a special meeting will prevent certain minority groups from calling a special meeting.

INDEMNIFICATION. The Company is requesting your vote to amend its Articles of Incorporation to set forth its indemnification provisions. The provision will permit the Company to indemnify its directors and officers to the fullest extent permitted by Texas law. The Company believes this action is necessary to attract qualified directors and to retain its current directors. This provision will limit the remedies available to the stockholder who is dissatisfied with a decision of the Board of Directors protected by the provision, and the stockholder's only remedy may be to bring a suit to prevent the action of the Board. This remedy may not be effective in many situations because stockholders are often unaware of a transaction or an event before the Board's action. In these cases, the stockholders and the Company could be injured by a Board's decision and have no effective remedy.

CUMULATIVE VOTING. The Company is requesting your vote to amend its Articles of Incorporation to prevent cumulative voting. Cumulative Voting refers to a particular method of voting shares of stock that can be provided for in a company's governing documents. It allows a shareholder to cast all of his votes for company directors (determined by multiplying the number of his shares by the number of director positions being filled) for just one director. Cumulative voting can be used to insure a minority shareholder that he will have a seat on a Company's board of directors. The Company believes cumulative voting will encourage special interest stockholders to pool their collective voting power to attempt to elect single issue directors.

THE BOARD OF DIRECTORS HAS RECOMMENDED THE ADOPTION OF THE AMENDED AND RESTATED ARTICLES OF INCORPORATION. SUCH RATIFICATION REQUIRES THE AFFIRMATIVE VOTE OF TWO-THIRDS OF OUTSTANDING SHARES OF COMMON STOCK PRESENT AT THE MEETING OR REPRESENTED BY PROXY.

PRELIMINARY PROXY MATERIALS

                               EXECUTIVE OFFICERS

               The Company's directors and executive officers are:

NAME                  AGE                        POSITION
----                  ---                        --------
Kenneth A. Phillips    55                 Director and President
Jay G. Phillips        26      Director and Vice - President, Customer Service
Richard R. Royall      54                        Director
Kathryn M. Phillips    52                 Secretary and Treasurer
Jason Lay              34           Vice-President, Technical Services


Please refer to page 2 of this proxy statement for biographies on Messrs. Kenneth A. Phillips, Jay G. Phillips, and Royall.

      KATHRYN M. PHILLIPS has served as the Company's Secretary and Treasurer since the founding of the company in 1986. Ms. Phillips is a graduate of Texas Tech University and has for the past 25 years held positions in general business accounting and controllership. From February 1986 until January 1997, Ms. Phillips was plant controller for Akzo Nobel Chemical Co., and worked part-time for the Company. Ms. Phillips has been a full-time employee of the Company since January 1997.

      JASON LAY is Vice-President, Technical Services, a position held since May 1998. Mr. Lay is responsible for design and implementation of all equipment systems. Mr. Lay joined the Company in June 1994 as a technician.

      Kathryn M. Phillips is the wife of Kenneth A. Phillips. Jay G. Phillips is the son of Kenneth and Kathryn Phillips. There are no other family relationships. Pursuant to the company's by-laws, each director is elected annually by the company's stockholders at the company's annual meeting. The company's officers serve at the discretion of the Board of Directors.


                             EXECUTIVE COMPENSATION

            The following tables contain compensation data for the President of the Company for the fiscal year ended December 31, 1999. No executive officer or director received in excess of $100,000 in compensation during the fiscal year ended December 31, 1999. As the Company was not subject to the SEC reporting requirements before fiscal 1999, only information for fiscal 1999 has been included.

                           SUMMARY COMPENSATION TABLE

                                                  ANNUAL
                                               COMPENSATION                  LONG TERM COMPENSATION
                                               ------------       --------------------------------------------
                                                                                   AWARDS
                                                                  --------------------------------------------

NAME AND                                                              RESTRICTED         SECURITIES UNDERLYING        ALL OTHER
PRINCIPAL POSITIONS                YEAR        SALARY ($)         STOCK AWARD(S) ($)        OPTIONS/SARS (#)       COMPENSATION ($)
-------------------                ----        ----------         ------------------     ---------------------     ----------------
Kenneth A. Phillips, President     1999          $83,500               $55,000                     --                  $12,036

                                   1998          $77,000                  --                       --                     --

      Mr. Phillips restricted stock award consists of 500,000 shares of common stock issued in July 1999 for services. The value is based on the closing market price on the date of grant of $.11 per share. At December 31, 1999, the value of the shares was $35,000 based on the closing market price on that date of $.07 per share. Mr. Phillips' other compensation consists of a car payment and a life insurance policy. The

PRELIMINARY PROXY MATERIALS

table above does not include perquisites and other personal benefits in amounts of less than 10% of the total annual salary and bonus of the named executive officer.

EMPLOYMENT AGREEMENTS

            In July 1996, Kenneth A. Phillips entered into a two-year employment agreement with the Company, which was renewed for an additional two-year period in July 1998. The employment agreement called for a monthly salary of $9,000 plus an amount equal to 10% of the pretax profit of the Company. The Company and Mr. Phillips have amended the employment agreement to allow the Company to pay Mr. Phillips a lesser salary, with the agreement that Mr. Phillips will receive his salary as set forth in the employment agreement, as the Company becomes financially able to pay such salary. Any salary pursuant to the original employment agreement that is unpaid is lost, as the parties have agreed not to accrue such salary. The employment agreement provides for a vehicle to be provided by the Company, as well as health insurance. The employment agreement may be terminated by the Company, upon the death or disability of Mr. Phillips.

            The Company does not have any employment agreements with any other of its officers or directors. The Company does not maintain life insurance on any of its directors, officers, or employees.

STOCK OPTIONS AND WARRANTS

      The Company did not issue any warrants or options to its directors, officers, or employee during the year ended December 31, 1999 for compensation. The Company did issue Mr. Kenneth A. Phillips warrants in connection with a loan made by Mr. Phillips to the Company. This transaction is more fully discussed in the "Certain Relationships and Related Transactions" section of this proxy statement.

      As of December 31, 1999, the Company had outstanding warrants to purchase an aggregate of 974,998 shares of common stock at exercise prices ranging from $.05 to $2.00 per share. Of these warrants, Mr. Kenneth A. Phillips holds a warrant to purchase 100,000 shares of common stock at an exercise price of $1.00 per share expiring December 31, 2001 and three warrants to each purchase 83,333 shares of common stock at an exercise price of $.05 per share expiring on December 15, 2000, 2001, and 2002, respectively.

      The Company does not have any options outstanding. The Company is requesting shareholders adopt the 2000 Stock Option Plan during this annual meeting. See Proposal 3 - Adoption of the 2000 Stock Option Plan.

                 AGGREGATED WARRANT EXERCISES IN LAST FISCAL YEAR AND FY-END WARRANT VALUES

                                                                                                      VALUE OF UNEXERCISED
                      SHARES ACQUIRED ON       VALUE        NUMBER OF SECURITIES UNDERLYING               IN-THE-MONEY
NAME                     EXERCISE (#)       REALIZED ($)   UNEXERCISED OPTIONS AT FY-END (#)          OPTIONS AT FY-END ($)
----                  ------------------    ------------   ---------------------------------     -------------------------------
                                                             Exercisable      Unexercisable      Exercisable       Unexercisable

Kenneth A. Phillips           --                 --            100,000             --                 --                --

                                                               249,999             --               $5,000              --

       The table above includes only warrants as no options are outstanding. The values given to the warrants in the table above are based on the differences between the closing market price of $.07 as of December 31, 1999 and the aggregate exercise prices of the warrants.

PRELIMINARY PROXY MATERIALS

        SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

      The following table sets forth, as of March 31, 2000 the number and percentage of outstanding shares of Company Common Stock owned by:

o each person known to the Company to beneficially own more than 5% of its outstanding Common Stock;
o     each director;
o     each named executive officer; and
o     all executive officers and directors as a group.

                                   NUMBER OF SHARES OF
NAME AND ADDRESS OF                   COMMON STOCK           PERCENTAGE OF
BENEFICIAL OWNER                   BENEFICIALLY OWNED          OWNERSHIP
-----------------                  -------------------       -------------
Kenneth A. Phillips                     4,724,997                37.8%
Jay G. Phillips                           414,971                 3.4%
Richard R. Royall                         387,500                 3.2%
All executive officers and
directors as a group (5
persons)                                5,605,468                44.9%

            The address of each person listed is the same as the address of the Company's principal executive office, except for Mr. Royall whose business address is 1331 Lamar Street #1375, Houston, Texas 77010.

                CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

      In July 1999, the Company issued Kenneth A. Phillips 500,000 shares of common stock, Jay G. Phillips 100,000 shares of common stock, Jason Lay 100,000 shares of common stock, and Richard Royall 75,000 shares of common stock for services rendered. In October 1999, the Company issued Kenneth A. Phillips three warrants to each purchase 83,333 shares of common stock at an exercise price of $.05 per share expiring on December 15, 2000, 2001, and 2002, respectively. These warrants were issued as part of a loan agreement between the Company and Kenneth A. Phillips, in which Mr. Phillips loaned the Company $175,000 at an interest rate of 10% per annum due on demand. In March 2000, Kenneth A. Phillips purchased 1,450,000 shares of common stock from the Company at a purchase price of $.20 per share. In December 1999, the Company issued Mr. Royall 262,500 shares of common stock for services rendered.

                                VOTING PROCEDURES

      The Company has one class of voting shares outstanding, namely Common Stock, of which there were 12,140,014 outstanding at the close of business on April 12, 2000 (the "Record Date"). Each shareholder present or represented at the Meeting will be entitled to one vote per share. Shareholder action requires the affirmative vote by the holders of a majority of the Common Stock voting at the Meeting.

                              COST OF SOLICITATION

      The Company will bear the cost of the solicitation of proxies from its stockholders. In addition to the use of mail, proxies may be solicited by directors, officers, and regular employees of the Company in person or by telephone or other means of communication. The directors, officers, and employees of the Company will not be compensated additionally for the solicitation, but may be reimbursed for out-of-pocket expenses in connection with this solicitation.

                                  OTHER MATTERS

      The Board of Directors and management of the Company know of no other matters to be brought before the Meeting. If a shareholder proposal that was excluded from this Proxy Statement in accordance with Rule 14a-8 of the Exchange Act is properly brought before the Meeting, it is intended that the proxy holders will use their

PRELIMINARY PROXY MATERIALS

discretionary authority to vote the proxies against such proposal. If any other matters should arise at the Meeting, shares represented by proxies will be voted at the discretion of the proxy holders.

                STOCKHOLDER PROPOSALS FOR NEXT ANNUAL MEETING

      Under Rule 14a-8 of the Exchange Act, proposals that shareholders intend to have included in the Company's proxy statement and form of proxy for the 2001 Annual Meeting of Stockholders must be received by the Company no later than January 3, 2001. However, if the date of the 2001 Annual Meeting of Shareholders changes by more than 30 days from the date of the 2000 Annual Meeting of Shareholders, the deadline is a reasonable time before the Company begins to print and mail its proxy materials, which deadline will be set forth in a quarterly report on Form 10-QSB or will otherwise be communicated to shareholders. Shareholder proposals must also be otherwise eligible for inclusion.

        Moreover, with respect to any proposal by a shareholder not seeking to have the proposal included in the proxy statement but seeking to have the proposal considered at the 2001 Annual Meeting of Stockholders, such stockholder must provide written notice of such proposal to the Secretary of the Company at the principal executive offices of the Company by March 19, 2001. With respect to a proposal not to be included in the proxy statement, in the event notice is not timely given to the Company, the persons who are appointed as proxies may exercise their discretionary voting authority with respect to such proposals, if the proposal is considered at the 2001 Annual Meeting of Stockholders, even if the stockholders have not been advised of the proposal. In addition, stockholders must comply in all respects with the rules and regulations of the Securities and Exchange Commission then in effect and the procedural requirements of the Company's Bylaws.


                                    BY ORDER OF THE BOARD OF DIRECTORS




                                    Kenneth A. Phillips, President
                                    May 3, 2000

PRELIMINARY PROXY MATERIALS

APPENDIX A

                           Fleetclean Systems, Inc.
                            2000 STOCK OPTION PLAN

                               ARTICLE I - PLAN

          1.1 PURPOSE. This Plan is a plan for key Employees (including officers and employee directors) and Consultants of the Company and its Affiliates and is intended to advance the best interests of the Company, its Affiliates, and its stockholders by providing those persons who have substantial responsibility for the management and growth of the Company and its Affiliates with additional incentives and an opportunity to obtain or increase their proprietary interest in the Company, thereby encouraging them to continue in the employ of the Company or any of its Affiliates.

          1.2 RULE 16B-3 PLAN. The Company is subject to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "1934 Act"), and therefore the Plan is intended to comply with all applicable conditions of Rule 16b-3 (and all subsequent revisions thereof) promulgated under the 1934 Act. To the extent any provision of the Plan or action by the Board of Directors or Committee fails to so comply, it shall be deemed null and void, to the extent permitted by law and deemed advisable by the Committee. In addition, the Board of Directors may amend the Plan from time to time as it deems necessary in order to meet the requirements of any amendments to Rule 16b-3 without the consent of the shareholders of the Company.

          1.3 EFFECTIVE DATE OF PLAN. The Plan shall be effective June 2000 (the "Effective Date"), provided that within one year of the Effective Date, the Plan shall have been approved by at least a majority vote of stockholders. No Incentive Option, Nonqualified Option, Stock Appreciation Right, Restricted Stock Award or Performance Stock Award shall be granted pursuant to the Plan ten years after the Effective Date.


                           ARTICLE II - DEFINITIONS

          The words and phrases defined in this Article shall have the meaning set out in these definitions throughout this Plan, unless the context in which any such word or phrase appears reasonably requires a broader, narrower, or different meaning.

          2.1 "AFFILIATE" means any parent corporation and any subsidiary corporation. The term "parent corporation" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if, at the time of the action or transaction, each of the corporations other than the Company owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain. The term "subsidiary corporation" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company if, at the time of the action or transaction, each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

          2.2 "AWARD" means each of the following granted under this Plan:
Incentive Option, Nonqualified Option, Stock Appreciation Right, Restricted Stock Award or Performance Stock Award.

          2.3 "BOARD OF DIRECTORS" means the board of directors of the Company.

          2.4 "CHANGE IN CONTROL" shall mean and include the following transactions or situations:

                (a) A sale, transfer, or other disposition by the Company through a single transaction or a series of transactions of securities of the Company representing thirty (30%) percent or more of the combined voting power of the Company's then outstanding securities to any "Unrelated Person" or "Unrelated Persons" acting

PRELIMINARY PROXY MATERIALS

in concert with one another. For purposes of this definition, the term "Person" shall mean and include any individual, partnership, joint venture, association, trust corporation, or other entity (including a "group" as referred to in Section 13(d)(3) of the 1934 Act). For purposes of this definition, the term "Unrelated Person" shall mean and include any Person other than the Company, a wholly-owned subsidiary of the Company, or an employee benefit plan of the Company; provided however, a sale to underwriters in connection with a public offering of the Company's securities pursuant to a firm commitment shall not be a Change of Control.

                (b) A sale, transfer, or other disposition through a single transaction or a series of transactions of all or substantially all of the assets of the Company to an Unrelated Person or Unrelated Persons acting in concert with one another.

                (c) A change in the ownership of the Company through a single transaction or a series of transactions such that any Unrelated Person or Unrelated Persons acting in concert with one another become the "Beneficial Owner," directly or indirectly, of securities of the Company representing at least thirty (30%) percent of the combined voting power of the Company's then outstanding securities. For purposes of this definition, the term "Beneficial Owner" shall have the same meaning as given to that term in Rule 13d-3 promulgated under the 1934 Act, provided that any pledgee of voting securities is not deemed to be the Beneficial Owner thereof prior to its acquisition of voting rights with respect to such securities.

                (d) Any consolidation or merger of the Company with or into an Unrelated Person, unless immediately after the consolidation or merger the holders of the common stock of the Company immediately prior to the consolidation or merger are the beneficial owners of securities of the surviving corporation representing at least fifty (50%) percent of the combined voting power of the surviving corporation's then outstanding securities.

                (e) During any period of two years, individuals who, at the beginning of such period, constituted the Board of Directors of the Company cease, for any reason, to constitute at least a majority thereof, unless the election or nomination for election of each new director was approved by the vote of at least two-thirds of the directors then still in office who were directors at the beginning of such period.

                (f) A change in control of the Company of a nature that would be required to be reported in response to Item 6(e) of Schedule 14A of Regulation 14A promulgated under the 1934 Act, or any successor regulation of similar importance, regardless of whether the Company is subject to such reporting requirement.

          2.5 "CODE" means the Internal Revenue Code of 1986, as amended.

          2.6 "COMMITTEE" means the Compensation Committee of the Board of Directors or such other committee designated by the Board of Directors. The Committee shall be comprised solely of at least two members who are both Disinterested Persons and Outside Directors or by the Board of Directors in its entirety.

          2.7 "COMPANY" means Fleetclean Systems, Inc.

          2.8 "CONSULTANT" means any person, including an advisor, engaged by the Company or Affiliate to render services and who is compensated for such services.

          2.9 "DISINTERESTED PERSON" means a "disinterested person" as that term is defined in Rule 16b-3 under the 1934 Act.

          2.10 "ELIGIBLE PERSONS" shall mean, with respect to the Plan, those persons who, at the time that an Award is granted, are (i) key personnel (including officers and directors) of the Company or Affiliate, or (ii)

PRELIMINARY PROXY MATERIALS

Consultants or independent contractors who provide valuable services to the Company or Affiliate as determined by the Committee.

          2.11 "EMPLOYEE" means a person employed by the Company or any Affiliate to whom an Award is granted.

          2.12 "FAIR MARKET VALUE" of the Stock as of any date means (a) the average of the high and low sale prices of the Stock on that date on the principal securities exchange on which the Stock is listed; or (b) if the Stock is not listed on a securities exchange, the average of the high and low sale prices of the Stock on that date as reported on the NASDAQ National Market System; or (c) if the Stock is not listed on the NASDAQ National Market System, the average of the high and low bid quotations for the Stock on that date as reported by the National Quotation Bureau Incorporated; or (d) if none of the foregoing is applicable, an amount at the election of the Committee equal to
(x), the average between the closing bid and ask prices per share of Stock on the last preceding date on which those prices were reported or (y) that amount as determined by the Committee in good faith.

          2.13 "INCENTIVE OPTION" means an option to purchase Stock granted under this Plan which is designated as an "Incentive Option" and satisfies the requirements of Section 422 of the Code.

          2.14 "NONQUALIFIED OPTION" means an option to purchase Stock granted under this Plan other than an Incentive Option.

          2.15 "OPTION" means both an Incentive Option and a Nonqualified Option granted under this Plan to purchase shares of Stock.

          2.16 "OPTION AGREEMENT" means the written agreement by and between the Company and an Eligible Person which sets out the terms of an Option.

          2.17 "OUTSIDE DIRECTOR" means a member of the Board of Directors serving on the Committee who satisfies Section 162(m) of the Code.

          2.18 "PLAN" means the Fleetclean Systems, Inc. 2000 Stock Option Plan, as set out in this document and as it may be amended from time to time.

          2.19 "PLAN YEAR" means the Company's fiscal year.

          2.20 "PERFORMANCE STOCK AWARD" means an award of shares of Stock to be issued to an Eligible Person if specified predetermined performance goals are satisfied as described in Article VI.

          2.21 "RESTRICTED STOCK" means Stock awarded or purchased under a Restricted Stock Agreement entered into pursuant to this Plan, together with (i) all rights, warranties or similar items attached or accruing thereto or represented by the certificate representing the stock and (ii) any stock or securities into which or for which the stock is thereafter converted or exchanged. The terms and conditions of the Restricted Stock Agreement shall be determined by the Committee consistent with the terms of the Plan.

          2.22 "RESTRICTED STOCK AGREEMENT" means an agreement between the Company or any Affiliate and the Eligible Person pursuant to which the Eligible Person receives a Restricted Stock Award subject to Article VI.

          2.23  "RESTRICTED STOCK AWARD" means an Award of Restricted Stock.

PRELIMINARY PROXY MATERIALS

          2.24 "RESTRICTED STOCK PURCHASE PRICE" means the purchase price, if any, per share of Restricted Stock subject to an Award. The Restricted Stock Purchase Price shall be determined by the Committee. It may be greater than or less than the Fair Market Value of the Stock on the date of the Stock Award.

          2.25 "STOCK" means the common stock of the Company, $.001 par value or, in the event that the outstanding shares of common stock are later changed into or exchanged for a different class of stock or securities of the Company or another corporation, that other stock or security.

          2.26 "STOCK APPRECIATION RIGHT" and "SAR" means the right to receive the difference between the Fair Market Value of a share of Stock on the grant date and the Fair Market Value of the share of Stock on the exercise date.

          2.27 "10% STOCKHOLDER" means an individual who, at the time the Option is granted, owns Stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any Affiliate. An individual shall be considered as owning the Stock owned, directly or indirectly, by or for his brothers and sisters (whether by the whole or half blood), spouse, ancestors, and lineal descendants; and Stock owned, directly or indirectly, by or for a corporation, partnership, estate, or trust, shall be considered as being owned proportionately by or for its stockholders, partners, or beneficiaries.

                           ARTICLE III - ELIGIBILITY

          The individuals who shall be eligible to receive Awards shall be those Eligible Persons of the Company or any of its Affiliates as the Committee shall determine from time to time. However, no member of the Committee shall be eligible to receive any Award or to receive Stock, Options, Stock Appreciation Rights or any Performance Stock Award under any other plan of the Company or any of its Affiliates, if to do so would cause the individual not to be a Disinterested Person or Outside Director. The Board of Directors of Directors may designate one or more individuals who shall not be eligible to receive any Award under this Plan or under other similar plans of the Company.

              ARTICLE IV - GENERAL PROVISIONS RELATING TO AWARDS

          4.1 AUTHORITY TO GRANT AWARDS. The Committee may grant to those Eligible Persons of the Company or any of its Affiliates as it shall from time to time determine, Awards under the terms and conditions of this Plan. Subject only to any applicable limitations set out in this Plan, the number of shares of Stock to be covered by any Award to be granted to an Eligible Person shall be determined by the Committee.

          4.2 DEDICATED SHARES. The total number of shares of Stock with respect to which Awards may be granted under the Plan shall be 5,000,000 shares. The shares may be treasury shares or authorized but unissued shares. The maximum number of shares subject to options or stock appreciation rights which may be issued to any eligible person under the plan during each plan year shall be determined by the compensation committee. The maximum number of shares subject to restricted stock awards which may be granted to any eligible person under the plan during each plan year shall be determined by the compensation committee. The maximum number of shares subject to performance stock awards which may be granted to any eligible person during each plan year shall be determined by the compensation committee. The number of shares stated in this Section 4.2 shall be subject to adjustment in accordance with the provisions of Section 4.5. In the event that any outstanding Award shall expire or terminate for any reason or any Award is surrendered, the shares of Stock allocable to the unexercised portion of that Award may again be subject to an Award under the Plan.

PRELIMINARY PROXY MATERIALS

          4.3 NON-TRANSFERABILITY. Awards shall not be transferable by the Eligible Person otherwise than by will or under the laws of descent and distribution, and shall be exercisable, during the Eligible Person's lifetime, only by him. Restricted Stock shall be purchased by and/or become vested under a Restricted Stock Agreement during the Eligible Person's lifetime, only by him. Any attempt to transfer an Award other than under the terms of the Plan and the Agreement shall terminate the Award and all rights of the Eligible Person to that Award.

          4.4 REQUIREMENTS OF LAW. The Company shall not be required to sell or issue any Stock under any Award if issuing that Stock would constitute or result in a violation by the Eligible Person or the Company of any provision of any law, statute, or regulation of any governmental authority. Specifically, in connection with any applicable statute or regulation relating to the registration of securities, upon exercise of any Option or pursuant to any Award, the Company shall not be required to issue any Stock unless the Committee has received evidence satisfactory to it to the effect that the holder of that Option or Award will not transfer the Stock except in accordance with applicable law, including receipt of an opinion of counsel satisfactory to the Company to the effect that any proposed transfer complies with applicable law. The determination by the Committee on this matter shall be final, binding and conclusive. The Company may, but shall in no event be obligated to, register any Stock covered by this Plan pursuant to applicable securities laws of any country or any political subdivision. In the event the Stock issuable on exercise of an Option or pursuant to an Award is not registered, the Company may imprint on the certificate evidencing the Stock any legend that counsel for the Company considers necessary or advisable to comply with applicable law. The Company shall not be obligated to take any other affirmative action in order to cause the exercise of an Option or vesting under an Award, or the issuance of shares pursuant thereto, to comply with any law or regulation of any governmental authority.

          4.5   CHANGES IN THE COMPANY'S CAPITAL STRUCTURE.

                (a) The existence of outstanding Options or Awards shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations or other changes in the Company's capital structure or its business, or any merger or consolidation of the Company, or any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting the Stock or its rights, or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise. If the Company shall effect a subdivision or consolidation of shares or other capital readjustment, the payment of a Stock dividend, or other increase or reduction of the number of shares of the Stock outstanding, without receiving compensation for it in money, services or property, then (a) the number, class, and per share price of shares of Stock subject to outstanding Options under this Plan shall be appropriately adjusted in such a manner as to entitle an Eligible Person to receive upon exercise of an Option, for the same aggregate cash consideration, the equivalent total number and class of shares he would have received had he exercised his Option in full immediately prior to the event requiring the adjustment; and (b) the number and class of shares of Stock then reserved to be issued under the Plan shall be adjusted by substituting for the total number and class of shares of Stock then reserved, that number and class of shares of Stock that would have been received by the owner of an equal number of outstanding shares of each class of Stock as the result of the event requiring the adjustment.

                (b) If the Company is merged or consolidated with another corporation and the Company is not the surviving corporation, or if the Company is liquidated or sells or otherwise disposes of substantially all its assets while unexercised Options remain outstanding under this Plan:

                      (i) subject to the provisions of clause (c) below, after the effective date of the merger, consolidation, liquidation, sale or other disposition, as the case may be, each holder of an outstanding Option shall be entitled, upon exercise of the Option, to receive, in lieu of shares of Stock, the number and class or classes of shares of stock or other securities or property to which the holder would have been entitled if, immediately prior

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PRELIMINARY PROXY MATERIALS

to the merger, consolidation, liquidation, sale or other disposition, the holder had been the holder of record of a number of shares of Stock equal to the number of shares as to which the Option shall be so exercised;

                      (ii) the Board of Directors may waive any limitations set out in or imposed under this Plan so that all Options, from and after a date prior to the effective date of the merger, consolidation, liquidation, sale or other disposition, as the case may be, specified by the Board of Directors, shall be exercisable in full; and


                      (iii) all outstanding Options may be canceled by the Board of Directors as of the effective date of any merger, consolidation, liquidation, sale or other disposition, if (i) notice of cancellation shall be given to each holder of an Option and (ii) each holder of an Option shall have the right to exercise that Option in full (without regard to any limitations set out in or imposed under this Plan or the Option Agreement granting that Option) during a period set by the Board of Directors preceding the effective date of the merger, consolidation, liquidation, sale or other disposition and, if in the event all outstanding Options may not be exercised in full under applicable securities laws without registration of the shares of Stock issuable on exercise of the Options, the Board of Directors may limit the exercise of the Options to the number of shares of Stock, if any, as may be issued without registration. The method of choosing which Options may be exercised, and the number of shares of Stock for which Options may be exercised, shall be solely within the discretion of the Board of Directors.

                (c) After a merger of one or more corporations into the Company or after a consolidation of the Company and one or more corporations in which the Company shall be the surviving corporation, each Eligible Person shall be entitled to have his Restricted Stock and shares earned under a Performance Stock Award appropriately adjusted based on the manner the Stock was adjusted under the terms of the agreement of merger or consolidation.

                (d) In each situation described in this Section 4.5, the Committee will make similar adjustments, as appropriate, in outstanding Stock Appreciation Rights.

                (e) The issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, for cash or property, or for labor or services either upon direct sale or upon the exercise of rights or warrants to subscribe for them, or upon conversion of shares or obligations of the Company convertible into shares or other securities, shall not affect, and no adjustment by reason of such issuance shall be made with respect to, the number, class, or price of shares of Stock then subject to outstanding Awards.

          4.6 ELECTION UNDER SECTION 83(B) OF THE CODE. No Employee shall exercise the election permitted under Section 83(b) of the Code without written approval of the Committee. Any Employee doing so shall forfeit all Awards issued to him under this Plan.

              ARTICLE V - OPTIONS AND STOCK APPRECIATION RIGHTS

          5.1 TYPE OF OPTION. The Committee shall specify at the time of grant whether a given Option shall constitute an Incentive Option or a Nonqualified Option. Incentive Stock Options may only be granted to Employees.

          5.2 OPTION PRICE. The price at which Stock may be purchased under an Incentive Option shall not be less than the greater of: (a) 100% of the Fair Market Value of the shares of Stock on the date the Option is granted or (b) the aggregate par value of the shares of Stock on the date the Option is granted. The Committee in its discretion may provide that the price at which shares of Stock may be purchased under an Incentive Option shall be more than 100% of Fair Market Value. In the case of any 10% Stockholder, the price at which shares of Stock may be purchased under an Incentive Option shall not be less than 110% of the Fair Market Value of the Stock on

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PRELIMINARY PROXY MATERIALS

the date the Incentive Option is granted. The price at which shares of Stock may be purchased under a Nonqualified Option shall be such price as shall be determined by the Committee in its sole discretion but in no event lower than the par value of the shares of Stock on the date the Option is granted.

          5.3 DURATION OF OPTIONS AND SARS. No Option or SAR shall be exercisable after the expiration of ten (10) years from the date the Option or SAR is granted. In the case of a 10% Stockholder, no Incentive Option shall be exercisable after the expiration of five years from the date the Incentive Option is granted.

          5.4 AMOUNT EXERCISABLE -- INCENTIVE OPTIONS. Each Option may be exercised from time to time, in whole or in part, in the manner and subject to the conditions the Committee, in its sole discretion, may provide in the Option Agreement, as long as the Option is valid and outstanding, and further provided that no Option may be exercisable within six (6) months of the date of grant, unless otherwise stated in the Option Agreement. To the extent that the aggregate Fair Market Value (determined as of the time an Incentive Option is granted) of the Stock with respect to which Incentive Options first become exercisable by the optionee during any calendar year (under this Plan and any other incentive stock option plan(s) of the Company or any Affiliate) exceeds $100,000, the portion in excess of $100,000 of the Incentive Option shall be treated as a Nonqualified Option. In making this determination, Incentive Options shall be taken into account in the order in which they were granted.

          5.5 EXERCISE OF OPTIONS. Each Option shall be exercised by the delivery of written notice to the Committee setting forth the number of shares of Stock with respect to which the Option is to be exercised, together with:

                (a) cash, certified check, bank draft, or postal or express money order payable to the order of the Company for an amount equal to the option price of the shares,

                (b) Stock at its Fair Market Value on the date of exercise, (if approved in advance by the Committee),

                (c) an election to make a cashless exercise through a registered broker-dealer (if approved in advance by the Committee),

                (d) an election to have shares of Stock, which otherwise would be issued on exercise, withheld in payment of the exercise price (if approved in advance by the Committee), and/or

                (e) any other form of payment which is acceptable to the Committee, including without limitation, payment in the form of a promissory note, and specifying the address to which the certificates for the shares are to be mailed.

          As promptly as practicable after receipt of written notification and payment, the Company shall deliver to the Eligible Person certificates for the number of shares with respect to which the Option has been exercised, issued in the Eligible Person's name. If shares of Stock are used in payment, the aggregate Fair Market Value of the shares of Stock tendered must be equal to or less than the aggregate exercise price of the shares being purchased upon exercise of the Option, and any difference must be paid by cash, certified check, bank draft, or postal or express money order payable to the order of the Company. Delivery of the shares shall be deemed effected for all purposes when a stock transfer agent of the Company shall have deposited the certificates in the United States mail, addressed to the Eligible Person, at the address specified by the Eligible Person.

          Whenever an Option is exercised by exchanging shares of Stock owned by the Eligible Person, the Eligible Person shall deliver to the Company certificates registered in the name of the Eligible Person representing a number of shares of Stock legally and beneficially owned by the Eligible Person, free of all liens, claims, and

PRELIMINARY PROXY MATERIALS

encumbrances of every kind, accompanied by stock powers duly endorsed in blank by the record holder of the shares represented by the certificates (with signature guaranteed by a commercial bank or trust company or by a brokerage firm having a membership on a registered national stock exchange). The delivery of certificates upon the exercise of Options is subject to the condition that the person exercising the Option provide the Company with the information the Company might reasonably request pertaining to exercise, sale or other disposition.

          5.6 STOCK APPRECIATION RIGHTS. All Eligible Persons shall be eligible to receive Stock Appreciation Rights. The Committee shall determine the SAR to be awarded from time to time to any Eligible Person. The grant of an SAR to be awarded from time to time shall neither entitle such person to, nor disqualify such person, from participation in any other grant of awards by the Company, whether under this Plan or any other plan of the Company. If granted as a stand-alone SAR Award, the terms of the Award shall be provided in a Stock Appreciation Rights Agreement.

          5.7 STOCK APPRECIATION RIGHTS IN TANDEM WITH OPTIONS. Stock Appreciation Rights may, at the discretion of the Committee, be included in each Option granted under the Plan to permit the holder of an Option to surrender that Option, or a portion of the part which is then exercisable, and receive in exchange, upon the conditions and limitations set by the Committee, an amount equal to the excess of the Fair Market Value of the Stock covered by the Option, or the portion of it that was surrendered, determined as of the date of surrender, over the aggregate exercise price of the Stock. The payment may be made in shares of Stock valued at Fair Market Value, in cash, or partly in cash and partly in shares of Stock, as the Committee shall decide in its sole discretion. Stock Appreciation Rights may be exercised only when the Fair Market Value of the Stock covered by the Option surrendered exceeds the exercise price of the Stock. In the event of the surrender of an Option, or a portion of it, to exercise the Stock Appreciation Rights, the shares represented by the Option or that part of it which is surrendered, shall not be available for reissuance under the Plan. Each Stock Appreciation Right issued in tandem with an Option
(a) will expire not later than the expiration of the underlying Option, (b) may be for no more than 100% of the difference between the exercise price of the underlying Option and the Fair Market Value of a share of Stock at the time the Stock Appreciation Right is exercised, (c) is transferable only when the underlying Option is transferable, and under the same conditions, and (d) may be exercised only when the underlying Option is eligible to be exercised.

          5.8 CONDITIONS OF STOCK APPRECIATION RIGHTS. All Stock Appreciation Rights shall be subject to such terms, conditions, restrictions or limitations as the Committee deems appropriate, including by way of illustration but not by way of limitation, restrictions on transferability, requirement of continued employment, individual performance, financial performance of the Company or payment of any applicable employment or withholding taxes.

          5.9 PAYMENT OF STOCK APPRECIATION RIGHTS. The amount of payment to which the Eligible Person who reserves an SAR shall be entitled upon the exercise of each SAR shall be equal to the amount, if any by which the Fair Market Value of the specified shares of Stock on the exercise date exceeds the Fair Market Value of the specified shares of Stock on the date of grant of the SAR. The SAR shall be paid in either cash or Stock, as determined in the discretion of the Committee as set forth in the SAR agreement. If the payment is in Stock, the number of shares to be paid shall be determined by dividing the amount of such payment by the Fair Market Value of Stock on the exercise date of such SAR.

          5.10 EXERCISE ON TERMINATION OF EMPLOYMENT. Unless it is expressly provided otherwise in the Option or SAR agreement, Options and SAR granted to Employees shall terminate one day less than three months after severance of employment of the Employee from the Company and all Affiliates for any reason, with or without cause, other than death, retirement under the then established rules of the Company, or severance for disability. Whether authorized leave of absence or absence on military or government service shall constitute severance of the employment of the Employee shall be determined by the Committee at that time.

PRELIMINARY PROXY MATERIALS

          5.11 DEATH. If, before the expiration of an Option or SAR, the Eligible Person, whether in the employ of the Company or after he has retired or was severed for disability, or otherwise dies, the Option or SAR shall continue until the earlier of the Option's or SAR's expiration date or one year following the date of his death, unless it is expressly provided otherwise in the Option or SAR agreement. After the death of the Eligible Person, his executors, administrators or any persons to whom his Option or SAR may be transferred by will or by the laws of descent and distribution shall have the right, at any time prior to the Option's or SAR's expiration or termination, whichever is earlier, to exercise it, to the extent to which he was entitled to exercise it immediately prior to his death, unless it is expressly provided otherwise in the Option or SAR's agreement.

          5.12 RETIREMENT. Unless it is expressly provided otherwise in the Option Agreement, before the expiration of an Incentive Option, the Employee shall be retired in good standing from the employ of the Company under the then established rules of the Company, the Incentive Option shall terminate on the earlier of the Option's expiration date or one day less than one year after his retirement; provided, if an Incentive Option is not exercised within specified time limits prescribed by the Code, it will become a Nonqualified Option by operation of law. Unless it is expressly provided otherwise in the Option Agreement, if before the expiration of a Nonqualified Option, the Employee shall be retired in good standing from the employ of the Company under the then established rules of the Company, the Nonqualified Option shall terminate on the earlier of the Nonqualified Option's expiration date or one day less than one year after his retirement. In the event of retirement, the Employee shall have the right prior to the termination of the Nonqualified Option to exercise the Nonqualified Option, to the extent to which he was entitled to exercise it immediately prior to his retirement, unless it is expressly provided otherwise in the Option Agreement. Upon retirement, an SAR shall continue to be exercisable for the remainder of the term of the SAR agreement.

          5.13 DISABILITY. If, before the expiration of an Option or SAR, the Employee shall be severed from the employ of the Company for disability, the Option or SAR shall terminate on the earlier of the Option's or SAR's expiration date or one day less than one year after the date he was severed because of disability, unless it is expressly provided otherwise in the Option or SAR agreement. In the event that the Employee shall be severed from the employ of the Company for disability, the Employee shall have the right prior to the termination of the Option or SAR to exercise the Option, to the extent to which he was entitled to exercise it immediately prior to his retirement or severance of employment for disability, unless it is expressly provided otherwise in the Option Agreement.

          5.14 SUBSTITUTION OPTIONS. Options may be granted under this Plan from time to time in substitution for stock options held by employees of other corporations who are about to become employees of or affiliated with the Company or any Affiliate as the result of a merger or consolidation of the employing corporation with the Company or any Affiliate, or the acquisition by the Company or any Affiliate of the assets of the employing corporation, or the acquisition by the Company or any Affiliate of stock of the employing corporation as the result of which it becomes an Affiliate of the Company. The terms and conditions of the substitute Options granted may vary from the terms and conditions set out in this Plan to the extent the Committee, at the time of grant, may deem appropriate to conform, in whole or in part, to the provisions of the stock options in substitution for which they are granted.

          5.15 RELOAD OPTIONS. Without in any way limiting the authority of the Board of Directors or Committee to make or not to make grants of Options hereunder, the Board of Directors or Committee shall have the authority (but not an obligation) to include as part of any Option Agreement a provision entitling the Eligible Person to a further Option (a "Reload Option") in the event the Eligible Person exercises the Option evidenced by the Option Agreement, in whole or in part, by surrendering other shares of Stock in accordance with this Plan and the terms and conditions of the Option Agreement. Any such Reload Option (a) shall be for a number of shares equal to the number of shares surrendered as part or all of the exercise price of such Option; (b) shall have an expiration date which is the greater of (i) the same expiration date of the Option the exercise of which gave rise to such Reload Option or (ii) one year from the date of grant of the Reload Option; and (c) shall have an exercise price which is

PRELIMINARY PROXY MATERIALS

equal to one hundred percent (100%) of the Fair Market Value of the Stock subject to the Reload Option on the date of exercise of the original Option. Notwithstanding the foregoing, a Reload Option which is an Incentive Option and which is granted to a 10% Stockholder, shall have an exercise price which is equal to one hundred ten percent (110%) of the Fair Market Value of the Stock subject to the Reload Option on the date of exercise of the original Option and shall have a term which is no longer than five (5) years.

          Any such Reload Option may be an Incentive Option or a Nonqualified Option, as the Board of Directors or Committee may designate at the time of the grant of the original Option; provided, however, that the designation of any Reload Option as an Incentive Option shall be subject to the one hundred thousand dollar ($100,000) annual limitation on exercisability of Incentive Stock Options described in the Plan and in Section 422(d) of the Code. There shall be no Reload Options on a Reload Option. Any such Reload Option shall be subject to the availability of sufficient shares under Section 4.2 herein and shall be subject to such other terms and conditions as the Board of Directors or Committee may determine which are not inconsistent with the express provisions of the Plan regarding the terms of Options.

          5.16 NO RIGHTS AS STOCKHOLDER. No Eligible Person shall have any rights as a stockholder with respect to Stock covered by his Option until the date a stock certificate is issued for the Stock.


                     ARTICLE VI - RESTRICTED STOCK AWARDS

          6.1 RESTRICTED STOCK AWARDS. The Committee may issue shares of Stock to an Eligible Person subject to the terms of a Restricted Stock Agreement. The Restricted Stock may be issued for no payment by the Eligible Person or for a payment below the Fair Market Value on the date of grant. Restricted Stock shall be subject to restrictions as to sale, transfer, alienation, pledge or other encumbrance and generally will be subject to vesting over a period of time specified in the Restricted Stock Agreement. The Committee shall determine the period of vesting, the number of shares, the price, if any, of Stock included in a Restricted Stock Award, and the other terms and provisions which are included in a Restricted Stock Agreement.

          6.2 RESTRICTIONS. Restricted Stock shall be subject to the terms and conditions as determined by the Committee, including without limitation, any or all of the following:

                (a) a prohibition against the sale, transfer, alienation, pledge or other encumbrance of the shares of Restricted Stock, such prohibition to lapse (i) at such time or times as the Committee shall determine (whether in annual or more frequent installments, at the time of the death, disability or retirement of the holder of such shares, or otherwise);

                (b) a requirement that the holder of shares of Restricted Stock forfeit, or in the case of shares sold to an Eligible Person, resell back to the Company at his cost, all or a part of such shares in the event of termination of the Eligible Person's employment during any period in which the shares remain subject to restrictions;

                (c) a prohibition against employment of the holder of Restricted Stock by any competitor of the Company or its Affiliates, or against such holder's dissemination of any secret or confidential information belonging to the Company or an Affiliate;

                (d)   unless stated otherwise in the Restricted Stock Agreement,

                      (i) if restrictions remain at the time of severance of employment with the Company and all Affiliates, other than for reason of disability or death, the Restricted Stock shall be forfeited; and

PRELIMINARY PROXY MATERIALS

                      (ii) if severance of employment is by reason of disability or death, the restrictions on the shares shall lapse and the Eligible Person or his heirs or estate shall be 100% vested in the shares subject to the Restricted Stock Agreement.

          6.3 STOCK CERTIFICATE. Shares of Restricted Stock shall be registered in the name of the Eligible Person receiving the Restricted Stock Award and deposited, together with a stock power endorsed in blank, with the Company. Each such certificate shall bear a legend in substantially the following form:

          The transferability of this certificate and the shares of Stock represented by it is restricted by and subject to the terms and conditions (including conditions of forfeiture) contained in the Fleetclean Systems, Inc. 2000 Stock Option Plan, and an agreement entered into between the registered owner and the Company. A copy of the Plan and agreement is on file in the office of the Secretary of the Company.

          6.4 RIGHTS AS STOCKHOLDER. Subject to the terms and conditions of the Plan, each Eligible Person receiving a certificate for Restricted Stock shall have all the rights of a stockholder with respect to the shares of Stock included in the Restricted Stock Award during any period in which such shares are subject to forfeiture and restrictions on transfer, including without limitation, the right to vote such shares. Dividends paid with respect to shares of Restricted Stock in cash or property other than Stock in the Company or rights to acquire stock in the Company shall be paid to the Eligible Person currently. Dividends paid in Stock in the Company or rights to acquire Stock in the Company shall be added to and become a part of the Restricted Stock.

          6.5 LAPSE OF RESTRICTIONS. At the end of the time period during which any shares of Restricted Stock are subject to forfeiture and restrictions on sale, transfer, alienation, pledge, or other encumbrance, such shares shall vest and will be delivered in a certificate, free of all restrictions, to the Eligible Person or to the Eligible Person's legal representative, beneficiary or heir; provided the certificate shall bear such legend, if any, as the Committee determines is reasonably required by applicable law. By accepting a Stock Award and executing a Restricted Stock Agreement, the Eligible Person agrees to remit when due any federal and state income and employment taxes required to be withheld.

          6.6 RESTRICTION PERIOD. No Restricted Stock Award may provide for restrictions continuing beyond ten (10) years from the date of grant.

                    ARTICLE VII - PERFORMANCE STOCK AWARDS

          7.1 AWARD OF PERFORMANCE STOCK. The Committee may award shares of Stock, without any payment for such shares, to designated Eligible Persons if specified performance goals established by the Committee are satisfied. The terms and provisions herein relating to these performance based awards are intended to satisfy Section 162(m) of the Code and regulations issued thereunder. The designation of an employee eligible for a specific Performance Stock Award shall be made by the Committee in writing prior to the beginning of the period for which the performance is measured (or within such period as permitted by IRS regulations). The Committee shall establish the maximum number of shares of Stock to be issued to a designated Employee if the performance goal or goals are met. The Committee reserves the right to make downward adjustments in the maximum amount of an Award if in its discretion unforeseen events make such adjustment appropriate.

          7.2 PERFORMANCE GOALS. Performance goals determined by the Committee may be based on specified increases in cash flow, net profits, Stock price, Company, segment or Affiliate sales, market share, earnings per share, return on assets, and/or return on stockholders' equity.

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PRELIMINARY PROXY MATERIALS

          7.3 ELIGIBILITY. The employees eligible for Performance Stock Awards are the senior officers (i.e., chief executive officer, president, vice presidents, secretary, treasurer, and similar positions) of the Company and its Affiliates, and such other employees of the Company and its Affiliates as may be designated by the Committee.

          7.4 CERTIFICATE OF PERFORMANCE. The Committee must certify in writing that a performance goal has been attained prior to issuance of any certificate for a Performance Stock Award to any Employee. If the Committee certifies the entitlement of an Employee to the Performance Stock Award, the certificate will be issued to the Employee as soon as administratively practicable, and subject to other applicable provisions of the Plan, including but not limited to, all legal requirements and tax withholding. However, payment may be made in shares of Stock, in cash, or partly in cash and partly in shares of Stock, as the Committee shall decide in its sole discretion. If a cash payment is made in lieu of shares of Stock, the number of shares represented by such payment shall not be available for subsequent issuance under this Plan.


                         ARTICLE VIII - ADMINISTRATION

          The Plan shall be administered by the Committee. All questions of interpretation and application of the Plan and Awards shall be subject to the determination of the Committee. A majority of the members of the Committee shall constitute a quorum. All determinations of the Committee shall be made by a majority of its members. Any decision or determination reduced to writing and signed by a majority of the members shall be as effective as if it had been made by a majority vote at a meeting properly called and held. This Plan shall be administered in such a manner as to permit the Options which are designated to be Incentive Options to qualify as Incentive Options. In carrying out its authority under this Plan, the Committee shall have full and final authority and discretion, including but not limited to the following rights, powers and authorities, to:

                (a) determine the Eligible Persons to whom and the time or times at which Options or Awards will be made,

                (b) determine the number of shares and the purchase price of Stock covered in each Option or Award, subject to the terms of the Plan,

                (c) determine the terms, provisions and conditions of each Option and Award, which need not be identical,

                (d) accelerate the time at which any outstanding Option or SAR may be exercised, or Restricted Stock Award will vest,

                (e) define the effect, if any, on an Option or Award of the death, disability, retirement, or termination of employment of the Employee,

                (f) prescribe, amend and rescind rules and regulations relating to administration of the Plan, and

                (g) make all other determinations and take all other actions deemed necessary, appropriate, or advisable for the proper administration of this Plan.

          The actions of the Committee in exercising all of the rights, powers, and authorities set out in this Article and all other Articles of this Plan, when performed in good faith and in its sole judgment, shall be final, conclusive and binding on all parties.

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PRELIMINARY PROXY MATERIALS

                 ARTICLE IX - AMENDMENT OR TERMINATION OF PLAN

          The Board of Directors of the Company may amend, terminate or suspend this Plan at any time, in its sole and absolute discretion; provided, however, that to the extent required to qualify this Plan under Rule 16b-3 promulgated under Section 16 of the Securities Exchange Act of 1934, as amended, no amendment that would (a) materially increase the number of shares of Stock that may be issued under this Plan, (b) materially modify the requirements as to eligibility for participation in this Plan, or (c) otherwise materially increase the benefits accruing to participants under this Plan, shall be made without the approval of the Company's stockholders; provided further, however, that to the extent required to maintain the status of any Incentive Option under the Code, no amendment that would (a) change the aggregate number of shares of Stock which may be issued under Incentive Options, (b) change the class of employees eligible to receive Incentive Options, or (c) decrease the Option price for Incentive Options below the Fair Market Value of the Stock at the time it is granted, shall be made without the approval of the Company's stockholders. Subject to the preceding sentence, the Board of Directors shall have the power to make any changes in the Plan and in the regulations and administrative provisions under it or in any outstanding Incentive Option as in the opinion of counsel for the Company may be necessary or appropriate from time to time to enable any Incentive Option granted under this Plan to continue to qualify as an incentive stock option or such other stock option as may be defined under the Code so as to receive preferential federal income tax treatment.


                           ARTICLE X - MISCELLANEOUS

          10.1 NO ESTABLISHMENT OF A TRUST FUND. No property shall be set aside nor shall a trust fund of any kind be established to secure the rights of any Eligible Person under this Plan. All Eligible Persons shall at all times rely solely upon the general credit of the Company for the payment of any benefit which becomes payable under this Plan.

          10.2 NO EMPLOYMENT OBLIGATION. The granting of any Option or Award shall not constitute an employment contract, express or implied, nor impose upon the Company or any Affiliate any obligation to employ or continue to employ any Eligible Person. The right of the Company or any Affiliate to terminate the employment of any person shall not be diminished or affected by reason of the fact that an Option or Award has been granted to him.

          10.3 FORFEITURE. Notwithstanding any other provisions of this Plan, if the Committee finds by a majority vote after full consideration of the facts that an Eligible Person, before or after termination of his employment with the Company or an Affiliate for any reason (a) committed or engaged in fraud, embezzlement, theft, commission of a felony, or proven dishonesty in the course of his employment by the Company or an Affiliate, which conduct damaged the Company or Affiliate, or disclosed trade secrets of the Company or an Affiliate, or (b) participated, engaged in or had a material, financial or other interest, whether as an employee, officer, director, consultant, contractor, stockholder, owner, or otherwise, in any commercial endeavor in the United States which is competitive with the business of the Company or an Affiliate without the written consent of the Company or Affiliate, the Eligible Person shall forfeit all outstanding Options and all outstanding Awards, and including all exercised Options and other situations pursuant to which the Company has not yet delivered a stock certificate. Clause (b) shall not be deemed to have been violated solely by reason of the Eligible Person's ownership of stock or securities of any publicly owned corporation, if that ownership does not result in effective control of the corporation.

          The decision of the Committee as to the cause of an Employee's discharge, the damage done to the Company or an Affiliate, and the extent of an Eligible Person's competitive activity shall be final. No decision of the Committee, however, shall affect the finality of the discharge of the Employee by the Company or an Affiliate in any manner.

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          10.4 TAX WITHHOLDING. The Company or any Affiliate shall be entitled to deduct from other compensation payable to each Eligible Person any sums required by federal, state, or local tax law to be withheld with respect to the grant or exercise of an Option or SAR, lapse of restrictions on Restricted Stock, or award of Performance Stock. In the alternative, the Company may require the Eligible Person (or other person exercising the Option, SAR or receiving the Stock) to pay the sum directly to the employer corporation. If the Eligible Person (or other person exercising the Option or SAR or receiving the Stock) is required to pay the sum directly, payment in cash or by check of such sums for taxes shall be delivered within 10 days after the date of exercise or lapse of restrictions. The Company shall have no obligation upon exercise of any Option or lapse of restrictions on Stock until payment has been received, unless withholding (or offset against a cash payment) as of or prior to the date of exercise or lapse of restrictions is sufficient to cover all sums due with respect to that exercise. The Company and its Affiliates shall not be obligated to advise an Eligible Person of the existence of the tax or the amount which the employer corporation will be required to withhold.

          10.5 WRITTEN AGREEMENT. Each Option and Award shall be embodied in a written agreement which shall be subject to the terms and conditions of this Plan and shall be signed by the Eligible Person and by a member of the Committee on behalf of the Committee and the Company or an executive officer of the Company, other than the Eligible Person, on behalf of the Company. The agreement may contain any other provisions that the Committee in its discretion shall deem advisable which are not inconsistent with the terms of this Plan.

          10.6 INDEMNIFICATION OF THE COMMITTEE AND THE BOARD OF DIRECTORS. With respect to administration of this Plan, the Company shall indemnify each present and future member of the Committee and the Board of Directors against, and each member of the Committee and the Board of Directors shall be entitled without further act on his part to indemnity from the Company for, all expenses (including attorney's fees, the amount of judgments and the amount of approved settlements made with a view to the curtailment of costs of litigation, other than amounts paid to the Company itself) reasonably incurred by him in connection with or arising out of any action, suit, or proceeding in which he may be involved by reason of his being or having been a member of the Committee and/or the Board of Directors, whether or not he continues to be a member of the Committee and/or the Board of Directors at the time of incurring the expenses, including, without limitation, matters as to which he shall be finally adjudged in any action, suit or proceeding to have been found to have been negligent in the performance of his duty as a member of the Committee or the Board of Directors. However, this indemnity shall not include any expenses incurred by any member of the Committee and/or the Board of Directors in respect of matters as to which he shall be finally adjudged in any action, suit or proceeding to have been guilty of gross negligence or willful misconduct in the performance of his duty as a member of the Committee and the Board of Directors. In addition, no right of indemnification under this Plan shall be available to or enforceable by any member of the Committee and the Board of Directors unless, within 60 days after institution of any action, suit or proceeding, he shall have offered the Company, in writing, the opportunity to handle and defend same at its own expense. This right of indemnification shall inure to the benefit of the heirs, executors or administrators of each member of the Committee and the Board of Directors and shall be in addition to all other rights to which a member of the Committee and the Board of Directors may be entitled as a matter of law, contract, or otherwise.

          10.7 GENDER. If the context requires, words of one gender when used in this Plan shall include the others and words used in the singular or plural shall include the other.

          10.8 HEADINGS. Headings of Articles and Sections are included for convenience of reference only and do not constitute part of the Plan and shall not be used in construing the terms of the Plan.

          10.9 OTHER COMPENSATION PLANS. The adoption of this Plan shall not affect any other stock option, incentive or other compensation or benefit plans in effect for the Company or any Affiliate, nor shall the Plan preclude the Company from establishing any other forms of incentive or other compensation for employees of the Company or any Affiliate.

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PRELIMINARY PROXY MATERIALS

          10.10 OTHER OPTIONS OR AWARDS. The grant of an Option or Award shall not confer upon the Eligible Person the right to receive any future or other Options or Awards under this Plan, whether or not Options or Awards may be granted to similarly situated Eligible Persons, or the right to receive future Options or Awards upon the same terms or conditions as previously granted.

          10.11 GOVERNING LAW. The provisions of this Plan shall be construed, administered, and governed under the laws of the State of Texas.

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PRELIMINARY PROXY MATERIALS

APPENDIX B

              AMENDED AND RESTATED ARTICLES OF INCORPORATION OF
                       FLEETCLEAN SYSTEMS, INC.


      Fleetclean Systems, Inc. ("Corporation"), a corporation formed in the State of Texas on June 16, 1986, hereby adopts the following Amended and Restated Articles of Incorporation pursuant to the provisions of Article 4.07 of the Texas Business Corporations Act, adopts these Amended and Restated Articles of Incorporation, which accurately copy the Articles of Incorporation and all amendments in effect to date. The Articles of Incorporation, as restated and amended by these restated Articles of Incorporation are set forth below and contain no other changes in any provision.

      The number of shares of the corporation outstanding at the time of the adoption was 12,140,014; and the number of shares entitled to vote on the amendment was 12,140,014. The following amendments and additions to the Articles of Incorporation were adopted by the shareholders who voted __________ shares in favor of the adoption and _______ shares against the adoption out of 12,140,041 shares outstanding and entitled to vote on April 12, 2000.

                                       I.

      The name of the Corporation is Fleetclean Systems, Inc.

                                       II.

      Each statement made by these Restated Articles of Incorporation has been effected in conformity with the provisions of the Texas Business Corporation Act. These Restated Articles of Incorporation and each amendment made by these Restated Articles of Incorporation were adopted by the shareholders of the corporation on May 31, 2000.

      The amendment alters Article IV the Amended Articles of Incorporation to reads as follows:

                                   ARTICLE IV

      The total number of shares of stock which the Corporation shall have authority to issue is 50,000,000 consisting of 50,000,000 shares of common stock, par value $.01 per share ("Common Stock"), and 5,000,000 shares of preferred stock, par value $.01 per share ("Preferred Stock").

      Shares of Preferred Stock of the Corporation may be issued from time to time in one or more classes or series, each of which class or series shall have such voting powers, full or limited, or no voting powers, and such designations, preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, as shall be stated in a resolution or resolutions providing for the issue of such class or series of Preferred Stock as may be adopted from time to time by the Board of Directors prior to the issuance of any shares thereof pursuant to the authority hereby expressly vested in it, all in accordance with the laws of the State of Texas.

      The amendment alters Article VII the Amended Articles of Incorporation to reads as follows:

                                   ARTICLE VII

      The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors consisting of not less than one nor more than 10 directors, the exact number of directors to be determined from time to time by resolution adopted by the Board of Directors. The number of

PRELIMINARY PROXY MATERIALS

directors may be increased or decreased, but in no case will a decrease in the number of directors shorten the term of any incumbent director. A director shall hold office until his successor is elected and qualified, subject, however, to his prior death, resignation, retirement, disqualification or removal from office. Any vacancy on the Board of Directors howsoever resulting, may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director. The number of directors constituting the current Board of Directors is three and the name and address of each person who is to serve as director until the next annual meeting of shareholders, or until his successor is elected and qualified is:

Kenneth A. Phillips                 Box 727, Highway 834 East .7 miles,
                                    Hardin, Texas 77561
Jay G. Phillips                     Box 727, Highway 834 East .7 miles,
                                    Hardin, Texas 77561
Richard R. Royall                   1331 Lamar Street #1375,
                                    Houston, Texas 77010

      The amendment Article VIII is an addition to the Amended Articles of Incorporation and the full text of the provision added reads as follows:

                                  ARTICLE VIII

      Any action required by the Texas Business Corporation Act, as amended, to be taken at any annual or special meeting of shareholders of the Corporation, or any action which may be taken at any annual or special meeting of shareholders of the Corporation, may be taken without a meeting, without prior notice, and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holder or holders of shares having not less than the minimum number of votes that would be necessary to take such action at a meeting at which the holders of all shares entitled to vote on the action were present and voted.

      Special meetings of the stockholders of the Corporation for any purpose or purposes may only be called at any time by the Board of Directors or a committee thereof, the Chairman of the Board, the President, or by shareholders holding not less than 50% of the votes entitled to the vote at the special meeting.

      The amendment alters Article X the Amended Articles of Incorporation to reads as follows:

                                    ARTICLE X

      Cumulative voting shall not be permitted. Preemptive rights shall not be permitted.

      The amendment Article XI is an addition to the Amended Articles of Incorporation and the full text of the provision added reads as follows:

                                   ARTICLE XI

      No director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty by such director as a director. Notwithstanding the foregoing sentence, a director shall be liable to the extent provided by applicable law (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders,
(ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) pursuant to Section 2.41 of the Texas Business Corporation Act, or (iv) for any transaction from which such director derived an improper personal benefit. No amendment to or repeal of this
Article IX shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal. The Corporation shall indemnify
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PRELIMINARY PROXY MATERIALS

all current and former directors and officers of the Corporation to the fullest extent of the applicable law, including, without limitation, Article 2.02-1 of the Texas Business Corporation Act.

                                      III.

      The Articles of Incorporation and all amendments and supplements to them are superseded by the following Amended and Restated Articles of Incorporation, which accurately copy the entire text as well as incorporate the amendments set forth above:

                                    ARTICLE I

      The name of the Corporation is Fleetclean Systems, Inc.

                                   ARTICLE II

      The address of the Corporation's registered office in the State of Texas is Route 1 Box 289, Liberty, Texas 77575, and the name of its registered agent at such address is Kenneth A. Phillips.

                                   ARTICLE III

      The purpose of the Corporation is to engage in any lawful act or activity for which corporations may be organized under the Texas Business Corporation Act including but not limited to operating and managing a sales business, owning, buying and selling real and personal property, and conducting all business reasonably associated therewith.

                                   ARTICLE IV

      The period of duration of the Corporation is perpetual.

                                    ARTICLE V

      The total number of shares of stock which the Corporation shall have authority to issue is 50,000,000 consisting of 50,000,000 shares of common stock, par value $.001 per share ("Common Stock"), and 10,000,000 shares of preferred stock, par value $.001 per share ("Preferred Stock").

      Shares of Preferred Stock of the Corporation may be issued from time to time in one or more classes or series, each of which class or series shall have such voting powers, full or limited, or no voting powers, and such designations, preferences and relative, participating, optional or other special rights and such qualifications, limitations or restrictions thereof, as shall be stated in a resolution or resolutions providing for the issue of such class or series of Preferred Stock as may be adopted from time to time by the Board of Directors prior to the issuance of any shares thereof pursuant to the authority hereby expressly vested in it, all in accordance with the laws of the State of Texas.

                                   ARTICLE VI

      Registered Office and Agent: The street address of the registered office of the corporation is 611 Melody Lane, Friendswood, TX 77546, and the name of its registered agent at that address is Kenneth A. Phillips.

                                   ARTICLE VII

      The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors consisting of not less than one nor more than 10 directors, the exact number of directors
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PRELIMINARY PROXY MATERIALS

to be determined from time to time by resolution adopted by the Board of Directors. The number of directors may be increased or decreased, but in no case will a decrease in the number of directors shorten the term of any incumbent director. A director shall hold office until his successor is elected and qualified, subject, however, to his prior death, resignation, retirement, disqualification or removal from office. Any vacancy on the Board of Directors howsoever resulting, may be filled by a majority of the directors then in office, although less than a quorum, or by a sole remaining director. The number of directors constituting the current Board of Directors is three and the name and address of each person who is to serve as director until the next annual meeting of shareholders, or until his successor is elected and qualified is:

Kenneth A. Phillips                 Box 727, Highway 834 East .7 miles,
                                    Hardin, Texas 77561
Jay G. Phillips                     Box 727, Highway 834 East .7 miles,
                                    Hardin, Texas 77561
Richard R. Royall                   1331 Lamar Street #1375,
                                    Houston, Texas 77010

                                  ARTICLE VIII

      Any action required by the Texas Business Corporation Act, as amended, to be taken at any annual or special meeting of shareholders of the Corporation, or any action which may be taken at any annual or special meeting of shareholders of the Corporation, may be taken without a meeting, without prior notice, and without a vote, if a consent or consents in writing, setting forth the action so taken, shall be signed by the holder or holders of shares having not less than the minimum number of votes that would be necessary to take such action at a meeting at which the holders of all shares entitled to vote on the action were present and voted.

      Special meetings of the stockholders of the Corporation for any purpose or purposes may only be called at any time by the Board of Directors or a committee thereof, the Chairman of the Board, the President, or by shareholders holding not less than 50% of the votes entitled to the vote at the special meeting.

                                   ARTICLE IX

      Bylaws: The initial bylaws shall be adopted by the Board of Directors. The power to alter, amend or repeal the bylaws or adopt new bylaws is vested in the Board Directors, subject to repeal of change by action of the shareholders.

                                    ARTICLE X

      Cumulative voting shall not be permitted. Preemptive rights shall not be permitted.

                                   ARTICLE XI

      No director of the Corporation shall be personally liable to the Corporation or its stockholders for monetary damages for any breach of fiduciary duty by such director as a director. Notwithstanding the foregoing sentence, a director shall be liable to the extent provided by applicable law (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders,
(ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) pursuant to Section 2.41 of the Texas Business Corporation Act, or (iv) for any transaction from which such director derived an improper personal benefit. No amendment to or repeal of this
Article IX shall apply to or have any effect on the liability or alleged liability of any director of the Corporation for or with respect to any acts or omissions of such director occurring prior to such amendment or repeal. The Corporation shall indemnify

PRELIMINARY PROXY MATERIALS

all current and former directors and officers of the Corporation to the fullest extent of the applicable law, including, without limitation, Article 2.02-1 of the Texas Business Corporation Act.


      IN WITNESS WHEREOF, the Corporation has caused this Amended and Restated Articles of Incorporation to be signed by its president this 1st day of June, 2000.


                                    FLEETCLEAN SYSTEMS, INC.



                                    By ______________________________
                                       Kenneth A. Phillips, President

                           FLEETCLEAN SYSTEMS, INC.
                        ANNUAL MEETING OF STOCKHOLDERS
                                 May 31, 2000

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF SPORTAN UNITED INDUSTRIES, INC. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE CHOICES SPECIFIED BELOW.

The undersigned stockholder of FLEETCLEAN SYSTEMS, INC. (the "Company") hereby appoints Kathryn M. Phillips, the true and lawful attorney, agent and proxy of the undersigned with full power of substitution for and in the name of the undersigned, to vote all the shares of Common Stock of the Company which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of the Company to be held at the Company's principal executive offices at Highway 834 East, .7 mile, Hardin, Texas 77561, on Wednesday, May 31, 2000 at 3:00 p.m., and any and all adjournments thereof, with all of the powers which the undersigned would possess if personally present, for the following purposes:

                                                             FOR AGAINST ABSTAIN
                                                             --- ------- -------
1.   To elect Kenneth A. Phillips as director.               [ ]   [ ]     [ ]

2.   To elect Jay G. Phillips as director.                   [ ]   [ ]     [ ]

3.   To elect Richard R. Royall as director                  [ ]   [ ]     [ ]

4.   To ratify the appointment of McManus & Co., P.C. as the [ ]   [ ]     [ ]
     Company's independent public accountants.

5.   To adopt the 2000 Stock Option Plan.                    [ ]   [ ]     [ ]

     The proxies are authorized to vote as they determine in their discretion upon such other matters as may properly come before the meeting.

     THIS PROXY WILL BE VOTED FOR THE CHOICE SPECIFIED. IF NO CHOICE IS SPECIFIED FOR EACH ITEM, THIS PROXY WILL BE VOTED FOR THAT ITEM.

     The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement.

     PLEASE MARK, SIGN AND DATE THIS PROXY AND RETURN IT IN THE ENCLOSED
ENVELOPE.



DATED:_________________             ____________________________________________
                                    [Signature]

                                    ____________________________________________
                                    [Signature if jointly held]

                                    ____________________________________________
                                    [Printed Name]

      Please sign exactly as name appears on stock certificate(s). Joint owners should each sign. Trustees and others acting in a representative capacity should indicate the capacity in which they sign.